EXHIBIT 10.6


                              TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (this "Agreement") dated as of December 23, 2003 is made by and among TRANSPORT CORPORATION OF AMERICA, INC., a Minnesota corporation, as lessee (in such capacity, the "Lessee"), as construction agent (in such capacity, the "Construction Agent"), and as guarantor (in such capacity, the "Guarantor"), ABN AMRO LEASING INC., an Illinois corporation, as lessor (the "Lessor"), and as a Participant, ABN AMRO BANK N.V., as a Participant ("ABN AMRO"), LASALLE BANK NATIONAL ASSOCIATION (by way of assignment from ABN AMRO dated November 5, 2001), as a Participant ("LaSalle"), U.S. BANK NATIONAL ASSOCIATION (as successor to Firstar Bank of Minnesota, N.A.), as a Participant ("Firstar") (Lessor, ABN AMRO, LaSalle and Firstar, each a "Participant" and collectively the "Participants"); and ABN AMRO BANK N.V., as Agent (in such capacity, the "Agent") for the Participants.

                                    RECITALS:

         A. Agent, Participants, Lessor and Lessee are parties to that certain Participation Agreement, dated as of April 9, 1999 as amended by (i) that certain First Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of June 30, 2000 (the "First Amendment"); (ii) that certain Second Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of January 8, 2001 (the "Second Amendment"); (iii) that certain Third Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of May 31, 2001 (the "Third Amendment") and (iv) that certain Fourth Amendment to Participation Agreement, to Appendix 1 to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement, to Master Lease and to Construction Mortgage, Security Agreement and Financing Statement dated as of June 29, 2001 (the "Fourth Amendment") (as so, and as further, amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"), including Appendix 1 (Definitions and Interpretation) to Participation Agreement, Master Lease and Construction Mortgage, Security Agreement and Financing Statement as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment;


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         B. Lessor and Construction Agent are parties to that certain
Construction Agency Agreement dated as of April 9, 1999, pursuant to which Lessor appointed Construction Agent as its construction agent to acquire the Real Estate and to construct certain improvements thereon, including that certain Assignment of Construction Documents dated as of April 9, 1999 by Construction Agent in favor of Lessor (collectively, as amended, restated, supplemented or otherwise modified from time to time, the "Construction Agency Agreement");

         C. Lessor and Agent are parties to that certain Construction Agency Agreement Assignment dated as of April 9, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "CAA Assignment");

         D. Guarantor entered into that certain Guarantee dated as of April 9, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "Guarantee") in favor of Agent;

         E. Lessor and Lessee are parties to that certain Master Lease dated as of April 9, 1999 as amended by the First Amendment, Second Amendment, Third Amendment and Fourth Amendment (as so, and as further, amended, restated, supplemented or otherwise modified from time to time, the "Lease Agreement");

         F. Pursuant to Section 20.1 of the Lease Agreement, in the absence of the earlier exercise of the Remarketing Option, Lessee has the option to purchase the Property by giving irrevocable written notice of its election to exercise such option to Agent (a "Purchase Notice");

         G. Lessee has delivered to Agent a Purchase Notice on December 11,
2003;

         H. Lessee has further delivered to Agent an assignment of its purchase option to IRET-1715 YDR, LLC on December 23, 2003;

         I. The parties desire to terminate the Participation Agreement, the Construction Agency Agreement, the CAA Assignment, the Guarantee, and all other Operative Documents, all on the terms and conditions set forth in this Agreement; and

         J. Each capitalized term used in this Agreement and not otherwise defined in this Agreement shall have the meaning ascribed thereto in Appendix 1 to the Participation Agreement, Lease Agreement and Construction ---------- Mortgage.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

                  1. Purchase Option Price. The Purchase Option Price as determined pursuant to the terms of the Lease Agreement shall be as follows:

                  Principal                                       $13,000,000.00

                  Interest through the Effective                  $    14,958.90
                  Date


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                  Agent's Attorney Fees                           $     8,500.00


                  Aggregate Purchase                              $13,023,458.90
                  Option Price
                  Payment of the Purchase Option Price shall be made by wire transfer to the accounts indicated below:

                  To Agent:                                       $13,014,958.90

                  ABN AMRO Bank N.V.
                  New York, NY
                  ABA No. 026009580
                  F/O ABN AMRO Bank NV - Chicago CPU
                  Account No. 650-001-1789-41
                  Ref:  AG-00450669 Transport Corporation of America

                  To Agent's Counsel:                             $     8,500.00

                  Harris Bank - Chicago, Illinois
                  ABA/Routing Number:  071 000 288
                  Account Number:  449-675-8
                  Account Name:  Winston & Strawn LLP
                  Ref:  Client No.:  004097/Matter No.:  00059

                  2. Termination. Upon receipt by Agent of the Purchase Option Price by Agent, for and on behalf of the Participants, and the consummation of the purchase (the "Effective Date"), except as provided in Section 3 hereof, the Participation Agreement, the Construction Agency Agreement, the CAA Assignment, the Guarantee and the other Operative Documents and the security interests granted therein shall be terminated.

                  3. Release of Liability. The parties hereto agree as follows:

         A. On the Effective Date, Lessor, Agent, the Participant, Lessee and Guarantor shall be fully and unconditionally released and discharged from their respective obligations arising from or connected with the Participation Agreement, the Construction Agency Agreement, the CAA Assignment, the Guarantee and the other Operative Documents. Notwithstanding the foregoing, Lessee shall not be released from Lessee's obligations under indemnities set forth in the Participation Agreement, the Construction Agency Agreement, the CAA Assignment and the other Operative Documents that by their express terms are to survive any termination of such agreements for matters within the scope of such indemnification provisions that arose during the period that such agreements were in effect regardless of when asserted and, Guarantor shall not be released from its guarantee obligations with respect thereto under the Guarantee.

         B. Except as otherwise set forth in this Agreement, this Agreement shall fully and finally settle all demands, charges, claims, accounts, or causes of action of any nature that arose


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out of or in connection with the Participation Agreement, the Construction
Agency Agreement, the CAA Assignment, the Guarantee and the other Operative Documents, including, without limitation, both known and unknown claims and causes of action, and it constitutes a mutual release with respect to the Participation Agreement, the Construction Agency Agreement, the CAA Assignment, the Guarantee and the other Operative Documents. Each of the parties expressly waives the benefit of any statutory provision or decisional law, if any, that would preclude the extension of this release to claims which the waiving party did not know or suspect to exist at the time of execution of this Agreement, which, if known by such party, may have materially affected the giving of this release.

         4. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall be a single instrument.

         5. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                            [signature pages follow]

















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         IN WITNESS WHEREOF, each party hereto has caused this Termination
Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


                                         TRANSPORT CORPORATION OF AMERICA, INC.,
                                         as Lessee, as Construction Agent and as
                                         Guarantor

                                         By:         /s/ Keith R. Klein
                                         Title:          Chief Financial Officer



                                         ABN AMRO LEASING, INC., as Lessor and a
                                         Participant

                                         By:        /s/ David M. Shipley
                                         Title:         Vice President

                                         By:        /s/ Blake J. Lacher
                                         Title:         Vice President



                                         ABN AMRO BANK N.V., as Agent and as a
                                         Participant

                                         By:        /s/ David M. Shipley
                                         Title:         Vice President

                                         By:        /s/ Blake J. Lacher
                                         Title:         Vice President


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                                         LASALLE BANK NATIONAL ASSOCIATION,
                                         as a Participant

                                         By:        /s/ David J. Thomas
                                         Title:         First Vice President



                                         US BANK NATIONAL ASSOCIATION,
                                         as a Participant

                                         By:        /s/ Karen S. Paris
                                         Title:         Senior Vice President